UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020

TIBURON INTERNATIONAL TRADING, CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-223568	98-1350973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Toronto street, suite 231 Toronto, Ontario	M5C 2B5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (437)) 703-2482

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

37th Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03 Material Modification to Rights of Security Holders

On November 17, 2020, Tiburon International Trading, Corp. (the “Company”) effected a 20-1 forward stock split whereby each share of the Company’s common stock (“Common Stock”) issued and outstanding immediately prior to November 17, 2020 will automatically be reclassified as or turned into twenty (20) shares of Common Stock (the “Forward Split”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2020, Patricia Trompeter was appointed the Chief Financial Officer and the Chief Operating Officer of the Company. As reported in a Current Report on Form 8-k dated October 14, 2020, she was previously appointed as a director of the Company. See such filing for a biography related to her.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 13, 2020, the Company filed with the Secretary of the State of Nevada a Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Amendment”) to (i) provide for a name change from Tiburon International Trading, Corp. to Fact, Inc. (the “Name Change”); (ii) to effect the Forward Split; and (iii) to increase the Company’s authorized capital stock to 150,000,000 shares of Common Stock (the “Increase”). The Increase was approved by the Company’s board of directors and shareholders holding a majority of the authorized Common Stock. The Name Change and the Increase will be effective November 17, 2020. A copy of the Amendment is attached as Exhibit 3.1 hereto and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

See Item 5.03 above regarding the approval of the Company’s shareholders holding a majority of the authorized Common Stock.

Item 7.01 Regulation FD Disclosure

On November 18, 2020, the Company issued the attached press release. A copy of the press release is attached hereto and incorporated by reference in its entirety as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation, filed in the office of the Secretary of the State of Nevada on November 13, 2020.
99.1	Press release, dated November 18, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBURON INTERNATIONAL TRADING CORP.

Date: November 18, 2020	By:	/s/ Brian McWilliams
Brian McWilliams
Chief Executive Officer